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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Registration Statement of Big City Radio, Inc. on Form S-8 of our report dated of our report dated September 19, 1997, on our audits of the financial statements of Big City Radio, Inc.





                                               /s/ Holtz Rubenstein & Co., LLP
                                               Holtz Rubenstein & Co., LLP

Melville, New York
June   9, 1999